September 18, 2000


VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Peoples Benefit Life Insurance Company Separate Account I -
     Pacer Choice
     File No.33-7034, 811-4733, CIK 796524
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Peoples Benefit Life Insurance Company Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 24, 2000, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK:
356494). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/  Brenda D. Sneed


Brenda D. Sneed
Assistant General Counsel